                              SERIES C AND SERIES M


                        Supplement dated January 27, 2006
                    to the Prospectus dated December 30, 2005


The following replaces in its entirety the paragraph appearing under the heading "DISCLOSURE OF PORTFOLIO HOLDINGS", on page 7 of the prospectus:

         "Each fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission (SEC) within 60 days of the funds' first and third fiscal quarter-ends. Due to the fact that you cannot purchase shares of the funds directly, these documents have not been made available on our website. However, these documents are available on the SEC's website at http://www.sec.gov. In addition, the funds' portfolio holdings as of each calendar quarter-end are made available to broker-dealers and other financial services firms that sponsor separately managed accounts that may invest in AIM-managed products.

         A description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio holdings is available in the funds' Statement of Additional Information."

                              SERIES C AND SERIES M

           (SERIES PORTFOLIOS OF AIM CORE ALLOCATION PORTFOLIO SERIES)

                    Supplement dated January 27, 2006
       to the Statement of Additional Information dated December 30, 2005


The following replaces in their entirety the first three paragraphs appearing under the heading "DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS -- POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND HOLDINGS", on page 30 of the Statement of Additional Information:

         "The Board has adopted policies and procedures with respect to the disclosure of the Funds' portfolio holdings (the "Holdings Disclosure Policy"). AIM and the Board may amend the Holdings Disclosure Policy at any time without prior notice. Details of the Holdings Disclosure Policy and a description of the basis on which employees of AIM and its affiliates may release information about portfolio securities in certain contexts are provided below.

         PUBLIC RELEASE OF PORTFOLIO HOLDINGS. The Funds make the following portfolio holdings information available to broker-dealer and other financial services firms that sponsor separately managed accounts that may invest in AIM-managed products:

                                                     APPROXIMATE DATE
                   INFORMATION                   INFORMATION IS AVAILABLE
         ---------------------------------- -----------------------------------
         Top ten holdings as of month-end   15 days after month-end
         ---------------------------------- -----------------------------------
         Complete portfolio holdings as of  30 days after calendar quarter-end calendar quarter-end
         ---------------------------------- -----------------------------------
         Complete portfolio holdings as of  60-70 days after fiscal
         fiscal quarter-end                 quarter-end
         ---------------------------------- -----------------------------------

         These holdings are listed along with the percentage of the Fund's net assets they represent. Generally, employees of AIM and its affiliates may not disclose such portfolio holdings until one day after they have been made available as described above. You may also obtain the portfolio holdings information described above by contacting us at 1-800-349-0953."